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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)          May 16, 2000
                                                    ----------------------------

                              Gart Sports Company
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

       000-23515                                          84-1242802
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 (Commission File Number)                      (IRS Employee Identification No.)

 1001 Lincoln Avenue, Denver, Colorado                                80203
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code        (303) 861-1122
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                              Not Applicable
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         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.

         On May 16, 2000, the Registrant engaged Deloitte & Touche LLP as its independent auditor for the fiscal year ending February 3, 2001. The decision to engage Deloitte & Touche LLP was approved by the Registrant's Audit Committee. The Registrant dismissed its former independent auditor, KPMG LLP ("KPMG") effective upon the appointment of Deloitte & Touche LLP.

         KPMG's report on the Registrant's financial statements for the fiscal years ended January 29, 2000 and January 30, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles. For the past two fiscal years and during the subsequent interim period preceding the date of the change in independent auditor there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused KPMG to make reference in their report to such disagreements.

         KPMG has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that KPMG agrees with the statements in the preceding paragraph. A copy of that letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

         During the past two fiscal years and the subsequent interim period preceding the date of the change in independent auditor, the Registrant has not consulted Deloitte & Touche LLP regarding: (i) the application of accounting principles to a completed or proposed transaction; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements.


Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements:

              Not required.

         (b)  Pro Forma Financial Information:

              Not required.

         (c)  Exhibits:

              Exhibit Number                     Description
              --------------     -----------------------------------------------
                   16.1             Letter from KPMG LLP regarding Change in
                                             Certifying Accountant.*


              * Filed herewith.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Gart Sports Company
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                                               (Registrant)

Date: May 19, 2000       By: /s/ THOMAS T. HENDRICKSON
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                             Thomas T. Hendrickson
                             Executive Vice President, Chief Financial
                             Officer and Treasurer (Principal Financial and Accounting Officer)